LITMAN GREGORY FUNDS TRUST

Supplement dated January 31, 2014
to the Summary Prospectus and Prospectus of the Litman Gregory Funds Trust dated May 1, 2013, as supplemented.

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters Equity Fund:

Effective January 31, 2014, Nuance Investments, LLC is added as a sub-advisor, and Scott Moore is added as portfolio manager, to the Litman Gregory Masters Equity Fund.

Effective January 31, 2014, Turner Investments LP is removed as sub-advisor, and Robert Turner, Frank Sustersic and Jason Shrotberger are removed as portfolio managers, to the Litman Gregory Masters Equity Fund.  All references in the Prospectus dated May 1, 2013, as supplemented, to Robert Turner, Frank Sustersic, Jason Shrotberger and Turner Investments LP in connection with the Litman Gregory Masters Equity Fund are hereby deleted.

The following information replaces the table under the section titled “Management” beginning on page 4 of the Prospectus dated May 1, 2013, as supplemented:

(Changes are in bold face type and underlined)

Investment Advisor	Portfolio Manager	Managed the Equity Fund Since:

Litman Gregory Fund Advisors, LLC	Kenneth Gregory, Portfolio Manager, Chairman	1996
	Jeremy DeGroot, CFA, Chief Investment Officer	2005

Sub-Advisor	Portfolio Manager	Managed the Equity Fund Since:

Davis Selected Advisers, L.P.	Christopher Davis, Chairman	1999

Fiduciary Management, Inc.	Pat English, Chief Executive Officer, Chief Investment Officer Andrew Ramer, Director of Research	2013 2013

1

Sub-Advisor	Portfolio Manager	Managed the Equity Fund Since:

Harris Associates L.P.	Clyde McGregor, CFA, Vice President and Portfolio Manager Bill Nygren, CFA, Vice President, Portfolio Manager	2008 2013

Nuance Investments, LLC	Scott Moore, President, Chief Investment Officer and Portfolio Manager	2014

Sands Capital Management, LLC	Frank Sands, Jr. , CFA, Chief Investment Officer and Chief Executive Officer	2008
	A. Michael Sramek, CFA, Senior Portfolio Manager	2008

Wells Capital Management, Inc.	Richard Weiss, Senior Portfolio Advisor	1996

The following information replaces the table under the section titled “Litman Gregory Masters Equity Fund – Sub-Advisors” starting on page 28 of the Prospectus dated May 1, 2013, as supplemented:

(Changes are in bold face and underline)

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend
Pat English Andrew Ramer Fiduciary Management, Inc.	15%	All sizes	Blend
Clyde McGregor Harris Associates L.P.	15%	All sizes but mostly large- and mid-sized companies	Value

2

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Nygren Harris Associates L.P.	15%	Mostly large and mid-sized companies	Value
Scott Moore Nuance Investments, LLC	10%	All sizes	Value
Frank Sands, Jr. A. Michael Sramek Sands Capital Management, LLC	17%	All sizes but mostly large- and mid-size companies	Growth
Richard Weiss Wells Capital Management, Inc.	13%	All sizes but mostly small- and mid-sized companies	Blend

The following information is added to the section titled “Litman Gregory Masters Equity Fund Portfolio Managers” following the description of William C. Nygren, CFA, of Harris Associates L.P. starting on page 30 of the Prospectus dated May 1, 2013, as supplemented:

Scott Moore
Nuance Investments
4900 Main Street, Suite 220
Kansas City, MO  64112

Scott A. Moore is the portfolio manager for the segment of the Equity Fund that is managed by Nuance Investments LLC (“Nuance”).  Moore is President and Chief Investment Officer of Nuance and is also the lead portfolio manager for all products within Nuance. He has more than 22 years of investment experience, including more than 20 years of investment analyst experience and more than 14 years of portfolio management experience using a classic value approach. For the decade before co-founding Nuance, Moore managed more than $10 billion in institutional, intermediary and mutual fund assets for American Century Investments (“ACI”).  Prior to becoming a portfolio manager, Moore spent three years as an investment analyst at ACI, specializing in the telecommunications, utility and industrial sectors. He also worked as an investment analyst at Boatmen's Trust Company in St. Louis and at ACI as a fixed income investment analyst.

Approximately 10% of the Equity Fund’s assets are managed by Moore.  Moore’s investment philosophy is founded on the belief that investing in leading business franchises selling at a discount to fair value has the potential to generate excess returns over time.  Moore seeks to generate strong risk-adjusted returns by investing in leading and growing businesses that, due to transitory reasons, are temporarily under-earning and, consequently, are undervalued in the marketplace.  Thus, Moore attempts to capitalize on investors’ shorter-term fears or overreactions to provide investment opportunities.

3

To achieve his goal, Moore attempts to minimize uncertainty and increase the odds of a favorable investment outcome.  One way he does this is by investing in leading and growing businesses with strong balance sheets and attractive valuations.  Moore believes companies with leading and sustainable market share positions can be better analyzed, unlike inferior businesses that often have a wider range of operational outcomes and require a level of analytical guesswork that he is not willing to accept.  He also looks for healthy balance sheets, which allows companies to reinvest in the business, make accretive acquisitions, pay down debt, or buy back stock. Moore avoids highly levered companies, which can suffer significant stock price declines if a business falters.  From a valuation perspective, by investing in lower expectation situations where some degree of pessimism is factored into a stock price, the risk/reward outcome tilts in Moore’s favor.  By combining these characteristics, Moore is attempting to create a degree of certainty.

The goal of idea generation is to identify companies that strongly meet Moore’s investment criteria, and therefore qualify for inclusion in the portfolio.  Idea generation is done primarily through quantitative screening, though the screen serves only as a tool to draw Moore’s attention to companies that statistically appear to be leading business franchises within narrow industry groups.  Specifically, the screen illustrates businesses’ returns on capital, the volatility of returns on capital, financial strength, and managements’ capital-spending habits, among other factors.  Moore is ultimately looking for best-in-class businesses within industry groups—those with higher-than-average (and less volatile) returns on capital, above-average financial strength, and reasonable capital spending habits.  Importantly, Moore will look for opportunities in industries that have below-average returns on capital when compared to the broader universe.  Conversely, while Moore seeks businesses with above-average returns, he typically avoids businesses with unusually high returns.  He believes outsized returns are difficult, if not impossible, to sustain as they invite competitive threats.

A major focus of Moore’s fundamental analysis is on identifying competitive shifts, or transitions, within an industry that create significant threats to leading businesses, which he believes make it significantly more difficult to predict business outcomes.  Moore accepts subtle, transitory market-share shifts that occur between the number one and number two industry players, but he does not invest in companies or industries that are undergoing secular competitive transitions, which he says result in a level of uncertainty that he is unwilling to accept.  Moore and his analysts are intentional about keeping an eye out for threats to their universe of leading businesses, including technology advancements that can lead to product obsolescence or secular shifts in how business is conducted. Threats can also include secular shifts in the consumer mindset.  Moore’s focus on competitive position typically leads him to have minimal, if any, exposure to industries if he does not believe companies can achieve long term competitive advantages.

With respect to valuation, Moore believes very good companies are periodically undervalued in the marketplace for transitory reasons.  These opportunities are created by investors’ short-term focus on a period of under-earning that is not unusual in the context of the industry’s typical cycles or the specific company’s approach to the competitive landscape.  Because these companies are more out of favor or ignored, than hated, the periods of meaningful undervaluation often do not last much longer than a few years, providing Moore with the opportunity to capitalize on the discount relatively quickly.  The goal of Moore’s valuation work is to establish estimates of a company’s fair value and trough value, resulting in upside and downside price targets used for portfolio construction.  At the heart of Moore’s valuation work is a focus on the normalized earnings power of a business based on the company’s current level of tangible assets.

4

Moore believes it is important to know who is running the business.  His focus is on whether management is going to stick to the core business, and how they plan to execute over the long term; not quarter-to-quarter minutia.  These broader strategy-type discussions with management teams include capital-allocation plans, R&D budgets, thoughts on normal earnings, and peaks and troughs (usually discussed in the context of margins) to help Moore evaluate the sustainability of leading businesses.  Moore believes that management going outside of its core business speaks volumes about the sustainability of a core business and triggers a review of the business, and an evaluation of whether the company continues to qualify as an investment candidate.  The focus is on the dynamics of the business/industry, and the certainty around the competitive position of that business.

Moore will sell an investment when he believes the stock has surpassed the team’s estimate of intrinsic value, when a more attractive investment opportunity becomes available, when the team identifies a legitimate threat to the sustainability of a leading business, or when the team believes they made a mistake in their original analysis.

Please keep this Supplement with your Prospectus.

5

LITMAN GREGORY FUNDS TRUST

Supplement dated January 31, 2014
to the Statement of Additional Information (“SAI”)
 of the Litman Gregory Funds Trust dated May 1, 2013, as supplemented.

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters Equity Fund:

Effective January 31, 2014, Nuance Investments, LLC is added as a sub-advisor, and Scott Moore is added as portfolio manager, to the Litman Gregory Masters Equity Fund.

Effective January 31, 2014, Turner Investments LP is removed as sub-advisor, and Robert Turner, Frank Sustersic and Jason Shrotberger are removed as portfolio managers, to the Litman Gregory Masters Equity Fund.  All references in the SAI dated May 1, 2013, as supplemented, to Robert Turner, Frank Sustersic, Jason Shrotberger and Turner Investments LP in connection with the Litman Gregory Masters Equity Fund are hereby deleted.

The following information is added under the heading “Equity Fund” in the table titled “Other Accounts Managed by Portfolio Managers” starting on page B-44 of the SAI dated May 1, 2013, as supplemented:

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Equity Fund
Scott Moore (Nuance)	2	$226,107,061	0	$0	518	$281,462,835

The following information is added under the heading “Equity Fund” in the table titled “Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers” starting on page B-46 of the SAI dated May 1, 2013, as supplemented:

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Equity Fund
Scott Moore (Nuance)	0	0	0	0	0	0

The following information is added to the section titled “Material Conflicts of Interest” following the description of Northern Cross, LLC on page B-52 of the SAI dated May 1, 2013, as supplemented:

NUANCE INVESTMENTS, LLC (“Nuance”)
Sub-Advisor to the Equity Fund
Nuance’s management of other accounts may give rise to potential conflicts of interest in connection with the management of the Equity Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Equity Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby Nuance could favor one account over another. Another potential conflict could include Nuance’s knowledge about the size, timing and possible market impact of Equity Fund trades, whereby Nuance could use this information to the advantage of other accounts and to the disadvantage of the Equity Fund. However, Nuance has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

The following information is added to the section titled “Long-term Compensation for Investment Management Staff” following the description of Northern Cross on page B-63 of the SAI dated May 1, 2013, as supplemented:

NUANCE
Sub-Advisor to the Equity Fund

The entire Nuance team is compensated on salary with a performance bonus.  Longer tenured firm members may also be eligible for profit sharing of the firm’s overall revenues.  Nuance believes this compensation structure incentivizes the entire team to perform at the highest level and has helped ensure the retention of these individuals.

The following information is added to the table in the section titled “Portfolio Manager Securities Ownership” under the entry for Clyde McGregor on page B-66 of the SAI dated May 1, 2013, as supplemented:

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Scott Moore /
Equity Fund	A

The following information is added to the section titled “PROXY VOTING POLICIES AND PROCEDURES” following the description of Northern Cross starting on page B-78 of the SAI dated May 1, 2013, as supplemented:

NUANCE
Sub-Advisor to the Equity Fund

It is Nuance’s policy, where it has accepted responsibility to vote proxies on behalf a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For client’s that are subject to ERISA, it is Nuance’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

RESPONSIBILITY
Where Nuance has accepted responsibility to vote proxies on behalf a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by Nuance (the “Proxy Voting Guidelines”) and Nuance’s policies and procedures.

PROCEDURES
Nuance may vote client proxies where a client requests and Nuance accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, Nuance. In such circumstances Nuance will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Nuance shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how Nuance voted their proxies when applicable. At any time, a client may contact Nuance to request information about how it voted proxies for their securities. It is generally Nuance’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

Nuance’s Proxy Voting Committee will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. The Proxy Voting Committee may delegate the responsibility to vote client proxies to one or more persons affiliated with Nuance (such person(s) together with the Proxy Voting Committee are hereafter collectively referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when Nuance receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with Nuance’s Proxy Voting Guidelines. When Nuance receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of Nuance’s clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of Nuance’s recordkeeping process. In performing its responsibilities the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.

ERISA Plans
Plans managed by Nuance governed by ERISA shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where Nuance has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

Conflicts of Interest
Nuance may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Nuance may provide services to accounts owned or controlled by companies whose management is soliciting proxies. Nuance, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Proxy Voting Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. Nuance will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

Where the Proxy Voting Guidelines outline Nuance’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with the its Proxy Voting Guidelines.

Where the Proxy Voting Guidelines outline Nuance’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Proxy Voting Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	Vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

•	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Third Party Delegation
Nuance may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to Nuance. The Chief Investment Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.

Mutual Fund
Nuance acts as an investment adviser to the Nuance Concentrated Value Fund, custodied at US Bank N.A. US Bank will prepare and file Form N-PX in accordance with Nuance’s proxy votes, as tracked by Proxy Edge. All proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund. Nuance has oversight responsibility of the proper voting of proxies and the accuracy of the Form NPX filing. The Chief Compliance Office shall work with the Fund team to ensure accurate and timely filings are made.

Special Circumstances
Nuance may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed Nuance that they wish to retain the right to vote the proxy; (ii) where Nuance deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated Nuance’s services; (iv) where a proxy is received for a security that Nuance no longer manages (i.e., Nuance had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which Nuance has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, Nuance will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nuance has investment discretion, however, Nuance shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

* * * * * * * *
Please keep this Supplement with your SAI.